UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 27, 2010

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On October 27, 2010, 1st Constitution Bancorp (the “Company”) repurchased from the United States Department of the Treasury (the “Treasury”) all 12,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the “Preferred Stock”), that was issued to the Treasury pursuant to the Troubled Assets Relief Program Capital Purchase Program.  The aggregate purchase price paid by the Company to the Treasury for the Preferred Stock (including accrued and unpaid dividends) was $12,120,000.  A press release announcing the Company’s repurchase of the Preferred Stock is furnished as an exhibit to this Current Report on Form 8-K as Exhibit 99 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)          Exhibits.

99                  Press Release dated October 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: October 27, 2010	By:	/s/ JOSEPH M. REARDON
		Name:	Joseph M. Reardon
		Title:	Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Title

99	Press Release dated October 27, 2010.